Exhibit 4.3

Mr L J H Becht
Reckitt Benckiser
103-105 Bath Road
Slough
SL1 3UH

22 January 2004

Dear Bart

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 15 May 2002.  The Board of Prudential plc (“the Company”) appointed you as non-executive Director with effect from 9 May 2002.  I am writing to set out the revised terms of your appointment.  It is agreed that this is a contract for services and does not constitute a contract of employment.

Appointment

Your appointment was effective for an initial term of three years commencing with your election by shareholders at the AGM in 2003.  The appointment may be terminated by and at the discretion of either party upon six months’ written notice.  Continuation of your appointment has been and continues to be contingent on satisfactory performance and re-election at forthcoming AGMs.  Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period.

Time Commitment

We would continue to anticipate a time commitment of approximately twelve days per year depending on the amount of time needed for preparation.  This includes attendance at Board meetings, Remuneration Committee meetings, the AGM, one annual strategy away day and one site visit per year.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board, you have confirmed that you believe that you will be able to allocate sufficient time to the Company’s affairs to meet the demands of the role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

Non-executive Directors have the same general legal responsibilities to the company as any other Director.  The Board as a whole is collectively responsible for the success of the Company.  The Board:

•                  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•                  Sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

•                  Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company.  A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these requirements of all Directors, the role of the non-executive Director has the following key elements:

•                  Strategy.  Non-executive Directors should constructively challenge and help develop proposals on strategy.

•                  Performance.  Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance.  This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

•                  Risk.  Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible.  This is achieved by escalating key issues to the Board either directly or via the Audit Committee.  The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

•                  People.  Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning.  In addition, they are responsible for determining appropriate levels of remuneration for executive Directors.  This business is mainly conducted via the Remuneration Committee.

Fees and expenses

Non-executive Directors’ fees are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears.

£25,000 per annum of your gross fees will continue to be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf.  This transaction will continue to take place on the last working day each Quarter.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.  We would normally expect to meet non-executive Directors’ expenses for long-distance travel and hotels where an overnight stay is necessary.  Expenses incurred should be submitted to the Chairman’s office for approval.

Shareholdings and dealing

The qualification shares you purchased on your appointment must be held during the tenure of your office, in accordance with Article 121 of the Articles of Association of the Company.  Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential’s Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity.  These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial.  The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically.  Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present.  In the event that you become aware of any potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments.  In particular we would not wish our Directors to serve on the boards of financial services competitors.

Confidentiality

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information.  Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Review Process

The performance of individual Directors and the whole Board and its Committees is evaluated annually.  If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Directors, officers and employees insurance

The Company has Directors’ and Officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment.  A brief summary of the cover may be obtained from Group Secretarial.  In addition, the Company maintains a discretionary policy in respect of directors and senior employees of the Group, principally to deal with the payment of expenses incurred in defending any personal legal or regulatory liability arising out of the performance of duties on behalf of the Group.  This policy is reviewed regularly.

Independent Professional Advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director.  Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense.  This would normally be arranged through the Company Secretary.  The Company will reimburse the full cost of expenditure incurred in accordance with the policy.  Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

Yours sincerely

/s/  Peter Maynard

Peter Maynard

Group Legal Services Director

Enclosures:

Responsibility of directors of financial institutions

Terms of Reference of the Board, and of the Audit, Remuneration and Nomination Committees

Memorandum and Articles of Association

Acknowledgement:

1.               I acknowledge that this appointment letter does not constitute a contract of employment.

2.               I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.               I confirm that by having accepted my appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ LJH Becht

Mrs B A Macaskill

160 East 81st Street

New York

NY 10028

USA

8 December 2003

Dear Bridget

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 5 August 2003.  The Board of Prudential plc (‘the Company”) appointed you as non-executive Director with effect from 1 September 2003.  I am writing to set out the revised terms of your appointment.  It is agreed that this is a contract for services and does not constitute a contract of employment.

Appointment

Your appointment is effective for an initial term of three years commencing with your election by shareholders at the AGM in 2004.  The appointment may be terminated by and at the discretion of either party upon six months’ written notice.  Continuation of your appointment has been and continues to be contingent on satisfactory performance and re-election at forthcoming AGMs.  Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period.

Time Commitment

We would continue to anticipate a time commitment of approximately twelve days per year depending on the amount of time needed for preparation.  This includes attendance at Board meetings, Remuneration Committee meetings, the AGM, one annual strategy away day and one site visit per year.

You have already confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

Non-executive Directors have the same general legal responsibilities to the company as any other Director.  The Board as a whole is collectively responsible for the success of the Company.  The Board:

•                  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•                  Sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

•                  Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company.  A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these requirements of all Directors, the role of the non-executive Director has the following key elements:

•                  Strategy.  Non-executive Directors should constructively challenge and help develop proposals on strategy.

•                  Performance.  Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance.  This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

•                  Risk.  Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible.  This is achieved by escalating key issues to the Board either directly or via the Audit Committee.  The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

•                  People.  Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning.  In addition, they are responsible for determining appropriate levels of remuneration for executive Directors.  This business is mainly conducted via the Remuneration Committee.

Fees and expenses

Non-executive Directors’ fees are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears.  If you become a member of the Audit Committee, fees for membership are currently an additional £5,000 per annum.

£25,000 per annum of your gross fees will continue to be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf.  This transaction will continue to take place on the last working day each Quarter.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.  We would normally expect to meet non-executive Directors’ expenses for long-distance travel and hotels where an overnight stay is necessary.  Expenses incurred should be submitted to the Chairman’s office for approval.

Shareholdings and dealing

The qualification shares you purchased on your appointment must be held during the tenure of your office, in accordance with Article 121 of the Articles of Association of the Company.  Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential’s Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity.  These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial.  The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically.  Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present.  In the event that you become aware of any potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments.  In particular we would not wish our Directors to serve on the boards of financial services competitors.

Confidentiality

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information.  Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Review Process

The performance of individual Directors and the whole Board and its Committees is evaluated annually.  If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Directors, officers and employees insurance

The Company has Directors’ and Officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment.  A brief summary of the cover may be obtained from Group Secretarial.  In addition, the Company maintains a discretionary policy in respect of directors and senior employees of the Group, principally to deal with the payment of expenses incurred in defending any personal legal or regulatory liability arising out of the performance of duties on behalf of the Group.  This policy is reviewed regularly.

Independent Professional Advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director.  Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense.  This would normally be arranged through the Company Secretary.  The Company will reimburse the full cost of expenditure incurred in accordance with the policy.  Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

Yours sincerely

/s/  Peter Maynard

Peter Maynard

Group Legal Services Director

Enclosures:

Responsibility of directors of financial institutions

Terms of Reference of the Board, and of the Audit, Remuneration and Nomination Committees

Memorandum and Articles of Association

Acknowledgement:

1.               I acknowledge that this appointment letter does not constitute a contract of employment.

2.               I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.               I confirm that by having accepted my appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ BA Macaskill

Mr R G Mendoza

Integrated Finance Limited

630 Fifth Avenue, Suite 2750

New York, NY10111

USA

8 December 2003

Dear Roberto

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 25 May 2000.  The Board of Prudential plc (‘the Company”) appointed you as non-executive Director with effect from 25 May 2000.  I am writing to set out the revised terms of your appointment.  It is agreed that this is a contract for services and does not constitute a contract of employment.

Appointment

Your appointment was effective for an initial term of three years commencing with your election by shareholders at the AGM in 2001.  The appointment may be terminated by and at the discretion of either party upon six months’ written notice.  Continuation of your appointment has been and continues to be contingent on satisfactory performance and re-election at forthcoming AGMs.  Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period.

Time Commitment

We would continue to anticipate a time commitment of approximately twelve days per year depending on the amount of time needed for preparation.  This includes attendance at Board meetings, Remuneration Committee meetings, the AGM, one annual strategy away day and one site visit per year.

You have already confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

Non-executive Directors have the same general legal responsibilities to the company as any other Director.  The Board as a whole is collectively responsible for the success of the Company.  The Board:

•                  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•                  Sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

•                  Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company.  A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these requirements of all Directors, the role of the non-executive Director has the following key elements:

•                  Strategy.  Non-executive Directors should constructively challenge and help develop proposals on strategy.

•                  Performance.  Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance.  This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

•                  Risk.  Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible.  This is achieved by escalating key issues to the Board either directly or via the Audit Committee.  The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

•                  People.  Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning.  In addition, they are responsible for determining appropriate levels of remuneration for executive Directors.  This business is mainly conducted via the Remuneration Committee.

Fees and expenses

Non-executive Directors’ fees are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears.  The Chairman of the Remuneration Committee receives additional fees, currently £ £20,000 per annum. If you become a member of the Audit Committee, fees for membership are currently an additional £5,000 per annum.

£25,000 per annum of your gross fees will continue to be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf.  This transaction will continue to take place on the last working day each Quarter.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.  We would normally expect to meet non-executive Directors’ expenses for long-distance travel and hotels where an overnight stay is necessary.  Expenses incurred should be submitted to the Chairman’s office for approval.

Shareholdings and dealing

The qualification shares you purchased on your appointment must be held during the tenure of your office, in accordance with Article 121 of the Articles of Association of the Company.  Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential’s Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity.  These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial.  The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically.  Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present.  In the event that you become aware of any potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments.  In particular we would not wish our Directors to serve on the boards of financial services competitors.

Confidentiality

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information.  Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Review Process

The performance of individual Directors and the whole Board and its Committees is evaluated annually.  If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Directors, officers and employees insurance

The Company has Directors’ and Officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment.  A brief summary of the cover may be obtained from Group Secretarial.  In addition, the Company maintains a discretionary policy in respect of directors and senior employees of the Group, principally to deal with the payment of expenses incurred in defending any personal legal or regulatory liability arising out of the performance of duties on behalf of the Group.  This policy is reviewed regularly.

Independent Professional Advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director.  Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense.  This would normally be arranged through the Company Secretary.  The Company will reimburse the full cost of expenditure incurred in accordance with the policy.  Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

Yours sincerely

/s/  Peter Maynard

Peter Maynard

Group Legal Services Director

Enclosures:

Responsibility of directors of financial institutions

Terms of Reference of the Board, and of the Audit, Remuneration and Nomination Committees

Memorandum and Articles of Association

Acknowledgement:

1.               I acknowledge that this appointment letter does not constitute a contract of employment.

2.               I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.               I confirm that by having accepted my appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ RG Mendoza

Ms K A O’Donovan

3C Cintra Park

Upper Norwood

London

SE19 2LH

8 December 2003

Dear Kathleen

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 14 April 2003.  The Board of Prudential plc (“the Company”) appointed you as non-executive Director with effect from the conclusion of the AGM on 8 May 2003.  I am writing to set out the revised terms of your appointment.  It is agreed that this is a contract for services and does not constitute a contract of employment.

Appointment

Your appointment is effective for an initial term of three years commencing with your election by shareholders at the AGM in 2004.  The appointment may be terminated by and at the discretion of either party upon six months’ written notice.  Continuation of your appointment has been and continues to be contingent on satisfactory performance and re-election at forthcoming AGMs.  Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period.

Time Commitment

We would continue to anticipate a time commitment of approximately twelve days per year depending on the amount of time needed for preparation.  This includes attendance at Board meetings, Remuneration Committee meetings, the AGM, one annual strategy away day and one site visit per year.

We schedule six Audit Committee meetings a year and it would be reasonable to assume another four or five days depending on the amount of time needed for preparation.

You have already confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

Non-executive Directors have the same general legal responsibilities to the company as any other Director.  The Board as a whole is collectively responsible for the success of the Company.  The Board:

•                  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•                  Sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

•                  Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company.  A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these requirements of all Directors, the role of the non-executive Director has the following key elements:

•                  Strategy.  Non-executive Directors should constructively challenge and help develop proposals on strategy.

•                  Performance.  Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance.  This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

•                  Risk.  Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible.  This is achieved by escalating key issues to the Board either directly or via the Audit Committee.  The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

•                  People.  Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning.  In addition, they are responsible for determining appropriate levels of remuneration for executive Directors.  This business is mainly conducted via the Remuneration Committee.

Fees and expenses

Non-executive Directors’ fees are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears.  Fees for Audit Committee membership are currently an additional £5,000 per annum.

£25,000 per annum of your gross fees will continue to be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf.  This transaction will continue to take place on the last working day each Quarter.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.  We would normally expect to meet non-executive Directors’ expenses for long-distance travel and hotels where an overnight stay is necessary.  Expenses incurred should be submitted to the Chairman’s office for approval.

Shareholdings and dealing

The qualification shares you purchased on your appointment must be held during the tenure of your office, in accordance with Article 121 of the Articles of Association of the Company.  Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential’s Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity.  These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial.  The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically.  Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present.  In the event that you become aware of any potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments.  In particular we would not wish our Directors to serve on the boards of financial services competitors.

Confidentiality

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information.  Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Review Process

The performance of individual Directors and the whole Board and its Committees is evaluated annually.  If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Directors, officers and employees insurance

The Company has Directors’ and Officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment.  A brief summary of the cover may be obtained from Group Secretarial.  In addition, the Company maintains a discretionary policy in respect of directors and senior employees of the Group, principally to deal with the payment of expenses incurred in defending any personal legal or regulatory liability arising out of the performance of duties on behalf of the Group.  This policy is reviewed regularly.

Independent Professional Advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director.  Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense.  This would normally be arranged through the Company Secretary.  The Company will reimburse the full cost of expenditure incurred in accordance with the policy.  Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

Yours sincerely

/s/  Peter Maynard

Peter Maynard

Group Legal Services Director

Enclosures:

Responsibility of directors of financial institutions

Terms of Reference of the Board, and of the Audit, Remuneration and Nomination Committees

Memorandum and Articles of Association

Acknowledgement:

1.               I acknowledge that this appointment letter does not constitute a contract of employment.

2.               I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.               I confirm that by having accepted my appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ K O'Donovan

Mr J Ross

Flat 4

55 Onslow Square

London

SW7 3LR

23 April 2004

Dear Mr Ross

PRUDENTIAL PLC - LETTER OF APPOINTMENT

The Board of Prudential plc (the ‘Company’) has appointed you as non-executive Director and a member of the Audit Committee with effect from the conclusion of the Annual General Meeting on 6 May 2004.  I am writing to set out the terms of your appointment.  It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment is subject to election by shareholders at the AGM in 2005.  Continuation of your appointment will be contingent on satisfactory performance and re-election at forthcoming AGMs.  Non-executive Directors are typically expected to serve two three-year terms from the date of election by shareholders, although the Board may invite you to serve for an additional period.

The appointment may be terminated by and at the discretion of either party upon six months’ written notice.  Upon termination you will not be entitled to any compensation other than accrued pro-rata fees and you shall also cease to be a member of any committee or sub-committee of the Board.  All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas and minutes) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company.

Time Commitment

We would anticipate a time commitment of approximately twelve days per year depending on the amount of time needed for preparation.  This includes attendance at Board meetings, Remuneration Committee meetings, the AGM, one annual strategy away day and one site visit per year. We currently schedule six Audit Committee meetings a year and it would be reasonable to assume another four or five days depending on the amount of time needed for preparation.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant committees, you confirm by accepting this appointment that you believe that you will be able to allocate sufficient time to the Company’s affairs to meet the demands of the role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director.  The Board as a whole is collectively responsible for the success of the Company.  The Board:

•                  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•                  Sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

•                  Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company.  A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these general requirements of all Directors, the role of the non-executive Director has the following key elements:

•                  Strategy.  Non-executive Directors should constructively challenge and help develop proposals on strategy.

•                  Performance.  Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance.  This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

•                  Risk.  Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible.  This is achieved by escalating key issues to the Board either directly or via the Audit Committee.  The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

•                  People.  Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning.  In addition, they are responsible for determining appropriate levels of remuneration for executive Directors.  This business is mainly conducted via the Remuneration Committee.

Fees, committee membership and expenses

We have Audit, Remuneration and Nomination Committees of the Board.  All non-executive Directors are members of the Remuneration Committee and normally one other committee.

Non-executive Directors’ fees are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears.  Fees for Audit Committee membership are currently an additional £5,000 per annum.  Fees are payable net of tax and national insurance contributions which Prudential is required to deduct, and are reviewed by the Board from time to time.

£25,000 per annum of your gross fees will be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf.  This transaction will take place on the last working day each Quarter, commencing on 30 June.

As a non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.  We would normally expect to meet non-executive Directors’ expenses for long-distance travel and hotels where an overnight stay is necessary.  Expenses incurred should be submitted to the Chairman’s office for approval.

Shareholding and dealing

I draw to your attention Article 112 onwards of the enclosed Articles of Association of the Company which deal with a number of matters relating to Directors.  Article 121 requires you to be a beneficial owner of 2,500 Prudential shares and to retain them during the tenure of your office.  The Articles require that these shares be acquired within two months of your appointment if you do not already have an interest in the required number of shares.

Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

Further information relating to Directors’ interests in the Group’s securities are contained in the supplemental letter, which deals with some of the practical aspects of your appointment.  During your term in office you will be subject to Prudential’s Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial.  The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically.  Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present.  In the event that you become aware of any future potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments.  In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Company has an obligation to record on its register of directors details of other directorships which are or were held during the past five years by its directors.  This information, together with non-statutory offices, is also required to be disclosed to insurance regulators in the US on an annual basis.  Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary or Deputy Group Secretary on an ongoing basis.

Confidentiality

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information.  Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Induction

Following your appointment, the Company will provide a formal and tailored induction programme, details of which are enclosed.  This will include meetings with senior management and the Company’s auditors.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually.  If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Professional development

As a director you will be invited to appropriate educational and/or professional development programmes, determined as part of the annual Board evaluation programme or by the Board generally.

Directors and officers protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment.  A brief summary of the cover may be obtained from Group Secretarial.

Part of this cover applies by way of reimbursing the Company in respect of amounts paid by way of indemnity to directors and officers.  The Company has resolved to provide indemnity cover for directors’ and officers’ liability within the limitations imposed by law, and within those limitations, that protection is available to you.  The Company will also provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

In addition, the Company maintains a discretionary payments policy (subject to regular review), the existence of which directors (executive and non-executive) and certain employees of members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent Professional Advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director.  Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense.  This would normally be arranged through the Company Secretary.  The Company will reimburse the full cost of expenditure incurred in accordance with the policy.  Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

Yours sincerely

/s/  Peter Maynard

Peter Maynard

Group Legal Services Director

Acknowledgement:

1.               I acknowledge that this appointment letter does not constitute a contract of employment.

2.               I irrevocably instruct Prudential plc to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.               I confirm that by accepting this appointment, I am able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ James H Ross

Mr R O Rowley

The Old Receiving Station

Green End

Dane End

Nr Ware

Herts

SG12 0NU

8 December 2003

Dear Rob

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 9 July 1999.  The Board of Prudential plc (“the Company”) appointed you as non-executive Director with effect from 8 July 1999.  I am writing to set out the revised terms of your appointment.  It is agreed that this is a contract for services and does not constitute a contract of employment.

Appointment

Your appointment was effective for an initial term of three years commencing with your election by shareholders at the AGM in 2000.  The appointment may be terminated by and at the discretion of either party upon six months’ written notice.  Continuation of your appointment has been and continues to be contingent on satisfactory performance and re-election at forthcoming AGMs.  Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period.

Time Commitment

We would continue to anticipate a time commitment of approximately twelve days per year depending on the amount of time needed for preparation.  This includes attendance at Board meetings, Remuneration Committee meetings, the AGM, one annual strategy away day and one site visit per year.

We schedule six Audit Committee meetings a year and it would be reasonable to assume another four or five days depending on the amount of time needed for preparation.

You have already confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

Non-executive Directors have the same general legal responsibilities to the company as any other Director.  The Board as a whole is collectively responsible for the success of the Company.  The Board:

•                  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•                  Sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

•                  Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company.  A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these requirements of all Directors, the role of the non-executive Director has the following key elements:

•                  Strategy.  Non-executive Directors should constructively challenge and help develop proposals on strategy.

•                  Performance.  Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance.  This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

•                  Risk.  Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible.  This is achieved by escalating key issues to the Board either directly or via the Audit Committee.  The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

•                  People.  Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning.  In addition, they are responsible for determining appropriate levels of remuneration for executive Directors.  This business is mainly conducted via the Remuneration Committee.

Fees and expenses

Non-executive Directors’ fees are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears.

The Chairman of the Audit Committee receives additional fees, currently £40,000 per annum.

£25,000 per annum of your gross fees will continue to be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf.  This transaction will continue to take place on the last working day each Quarter.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.  We would normally expect to meet non-executive Directors’ expenses for long-distance travel and hotels where an overnight stay is necessary.  Expenses incurred should be submitted to the Chairman’s office for approval.

Shareholdings and dealing

The qualification shares you purchased on your appointment must be held during the tenure of your office, in accordance with Article 121 of the Articles of Association of the Company.  Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential’s Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity.  These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial.  The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically.  Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present.  In the event that you become aware of any potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments.  In particular we would not wish our Directors to serve on the boards of financial services competitors.

Confidentiality

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information.  Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Review Process

The performance of individual Directors and the whole Board and its Committees is evaluated annually.  If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Directors, officers and employees insurance

The Company has Directors’ and Officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment.  A brief summary of the cover may be obtained from Group Secretarial.  In addition, the Company maintains a discretionary policy in respect of directors and senior employees of the Group, principally to deal with the payment of expenses incurred in defending any personal legal or regulatory liability arising out of the performance of duties on behalf of the Group.  This policy is reviewed regularly.

Independent Professional Advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director.  Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense.  This would normally be arranged through the Company Secretary.  The Company will reimburse the full cost of expenditure incurred in accordance with the policy.  Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

Yours sincerely

/s/  Peter Maynard

Peter Maynard

Group Legal Services Director

Enclosures:

Responsibility of directors of financial institutions

Terms of Reference of the Board, and of the Audit, Remuneration and Nomination Committees

Memorandum and Articles of Association

Acknowledgement:

1.               I acknowledge that this appointment letter does not constitute a contract of employment.

2.               I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.               I confirm that by having accepted my appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ RO Rowley